UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report     September 30, 2014

QS BATTERYMARCH

MANAGED VOLATILITY GLOBAL DIVIDEND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide long-term capital appreciation and income.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS Batterymarch Managed Volatility Global Dividend Fund for the twelve-month reporting period ended September 30, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

October 31, 2014

II	QS Batterymarch Managed Volatility Global Dividend Fund

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. During the twelve months ended September 30, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending, nonresidential and residential fixed investment. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%, suggesting the recovery has some resilience and continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. After the reporting period ended, the Department of Commerce’s initial estimate for third quarter GDP growth was 3.5%, driven by contributions from PCE, exports, nonresidential fixed investment and government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii , U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After readings of 56.6 and 57.0 in October and November 2013, respectively, the PMI was 56.5 in December. The PMI then fell to 51.3 in January 2014, its weakest reading since May 2013. PMI peaked in August 2014, with a reading of 59.0, representing its highest reading since March 2011. While PMI dipped to 56.6 in September, fifteen of the eighteen industries within the PMI expanded during the month.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.2%. Unemployment fell to 7.0% in November 2013 and generally declined over the next several months, reaching a low of 5.9% in September 2014. This represented the lowest level since July 2008. Falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.7% in September 2014, its lowest level since 1978.

Growth outside the U.S. was mixed in many countries. In its October 2014 World Economic Outlook, released after the reporting period ended, the International Monetary Fund (“IMF”) said “Despite setbacks, an uneven global recovery continues. In advanced economies, the legacies of the pre-crisis boom and the subsequent crisis, including high private and public debt, still cast a shadow on the recovery. Emerging markets are adjusting to rates of economic growth lower than those reached in the pre-crisis boom and the post-crisis recovery. Overall, the pace of recovery is becoming more country specific.“ From a regional perspective, the IMF forecasts 2014 growth will be 0.8% in the Eurozone, versus -0.4% in 2013. Japan’s economy is projected to expand 0.9% in 2014, compared to 1.5% in 2013. Elsewhere the IMF projects that overall growth in emerging market countries will

QS Batterymarch Managed Volatility Global Dividend Fund	III

Investment commentary (cont’d)

decelerate in 2014, with expected growth of 4.4% versus 4.7% in 2013.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on October 29, 2014, after the reporting period ended, the Fed announced that its asset purchase program had concluded. The Fed also said that it “currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In May 2013, before the beginning of the reporting period, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rates to a new record low of 0.25% in November 2013. On June 5, 2014, the ECB made a number of additional moves in an attempt to support the region’s economy and ward off deflation: The ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. On September 4, 2014, the ECB reduced rates to yet another record low of 0.05% and it began charging commercial banks 0.20% to keep money at the ECB. Furthermore, ECB President Draghi said the ECB would start purchasing securitized loans and covered bonds in October 2014. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

October 31, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Please note that an investor cannot invest directly in an index. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

IV	QS Batterymarch Managed Volatility Global Dividend Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

QS Batterymarch Managed Volatility Global Dividend Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide long-term capital appreciation and income. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes in equity and equity-related securities that provide investment income, dividend payments or other distributions or in other investments with similar economic characteristics. As a global fund, the Fund can seek investment opportunities anywhere in the world, and under normal circumstances, the Fund invests in at least three countries, which may include the United States. The Fund can invest without limitation in foreign securities in any country, including countries with developed or emerging markets. The Fund may invest in issuers of any market capitalization.

We typically emphasize investments in stocks expected to pay dividends and favors stocks with lower volatility characteristics as identified by our proprietary security risk assessment process. Dividend paying stocks are identified by using a combination of historical dividend payments and future dividend estimates from third party analyst databases, as available. We pursue the Fund’s investment objectives by implementing an investment strategy that utilizes proprietary quantitative investment models to assist with stock selection, portfolio construction and risk control.

We seek to manage volatility through analyzing outputs from our multifactor risk model and measurements of each stock’s risk relative to the overall risk of the equity markets (beta) and looking for companies that offer a combination of attractive yields, high dividend growth, a record of increasing dividends and the cash flow to support dividend payments. Both of these types of risk measures (statistical and fundamental) are used to assist us in constructing a portfolio of securities for the Fund.

Additionally, elements of our multi-dimensional stock ranking model, primarily cash-flow related factors, are used to identify securities that we believe will have less volatility than the overall equity markets. We evaluate our investment models over time and the factors used in the models may change. We may take additional, non-quantitative factors into account when selecting portfolio securities, including our macroeconomic outlook.

Q. What were the overall market conditions during the Fund’s reporting period?

A. After a period of investor concern, worries about slow growth reversed early in the reporting period on news of a strong manufacturing gain for China in August of 2013, modestly improving outlooks for the U.S. and the larger markets in Europe, and the promise by central banks across regions that accommodative policies would continue. Equities continued in positive territory across regions and sectors through the 2013 calendar year end.

While January 2014 saw investors taking profits off the table, global equities then continued to move higher through the second calendar quarter. Global equities again pulled back in July of 2014 as investors again appeared to lose confidence, despite solid economic indicators and generally positive earnings announcements.

Equities rebounded in August but declined for the third calendar quarter, after a weak

QS Batterymarch Managed Volatility Global Dividend Fund 2014 Annual Report	1

Fund overview (cont’d)

September. Investors appeared to balance optimism about the U.S. and Japanese economies with concerns over a weakening Europe and international geo-political turmoil.

The United States significantly outperformed the other major regions, led by the Health Care and Information Technology sectors. Despite leading indicators generally improving over the period, it was marked by several reversals in sentiment. Investors generally shrugged off the U.S. government shutdown in October of 2013, amid positive earnings surprises and modest manufacturing gains. Aside from a January pullback, U.S. equities continued to move higher, until again pulling back in July only to rebound strongly in August. In September, investors appeared to balance optimism about the U.S. economy with concerns over the timing and pace of interest rate hikes and international geo-political turmoil, and the reporting period closed with another decline.

Continental Europe a subset of the MSCI All Country World Index (the “benchmark”)i, outperformed all other regions except the U.S. in the last calendar quarter of 2013, and all but the U.S. and the UK in the first quarter of 2014 on investor optimism about its continued recovery. However, by the second quarter of 2014 the banks sector led the region down as trading revenues continued to fall, costs remained high, and regulatory uncertainty cast a shadow on the industry of 2014. Across the larger regions, Continental Europe was the laggard in the third quarter. The region was more affected by the increased sanctions in Russia than others; manufacturing moved from growth to contraction in Germany and continued to decline in France. While the head of the European Central Bank (“ECB”)ii promised a strong response to the weakening economy, the most recent asset-buyback program was perceived as inadequate.

The United Kingdom, a part of the benchmark, also underperformed, although results were positive and in line with Continental Europe, thanks to a broadening recovery through the middle of 2014, with strong manufacturing and hiring indicators. However, by the third calendar quarter of 2014, the Eurozone weakness affected its industries, notably manufacturing.

Japan, also a part of the benchmark, had the weakest regional return for the reporting period despite periods of outperformance. While there was a strong gain for manufacturing in January, Japan lagged the other major regions for much of the first half of the reporting period. Japan rebounded in the second quarter of 2014, posting solid performance across all sectors. Increasing expectations for a corporate tax cut and labor reform provided the backdrop for Japan’s strong equity performance. Company buybacks were the biggest surprise in the quarter, with the year-to-date totals practically surpassing the annual totals of the previous five years. In the final quarter of the reporting period, local sales were weaker than expected after implementation of the consumption tax hike; however, manufacturing continued to grow, assisted by a weaker yen, stimulatory central bank policies and an improving focus on shareholder returns at many companies.

Within the benchmark, emerging markets underperformed the developed markets for the full reporting period.

Q. How did we respond to these changing market conditions?

A. Our process focuses on building a portfolio with attractive income and lower volatility

2	QS Batterymarch Managed Volatility Global Dividend Fund 2014 Annual Report

than the market overall. We believe that these characteristics will allow us to provide some protection in down markets while still participating in up markets. We strongly believe in the value of a diversified portfolio based on both fundamental and quantitative measures regardless of the environment, but particularly during times of extreme market volatility. Thus, changing market conditions did not warrant a change in our process.

Performance review

For the twelve months ended September 30, 2014, Class IS shares of QS Batterymarch Managed Volatility Global Dividend Fund returned 8.84%. The Fund’s unmanaged benchmark, the MSCI All Country World Index, returned 11.32% for the same period. The Lipper Global Equity Income Funds Category Average1 returned 9.70% over the same time frame.

Performance Snapshot as of September 30, 2014 (unaudited)
	6 months	12 months
QS Batterymarch Managed Volatility Global Dividend Fund:
Class IS	3.59%	8.84%
MSCI All Country World Index	2.62%	11.32%
Lipper Global Equity Income Funds Category Average[1]	1.06%	9.70%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month end, please visit our website at www.leggmason.com/individualinvestors.

Share class returns assume the reinvestment of all distributions, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance of Class FI shares is not shown because the inception date for this share class was September 23, 2014.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2014, the gross total annual operating expense ratio for Class IS shares was 7.08%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.85% for Class IS shares. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 138 funds for the six-month period and among the 134 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

QS Batterymarch Managed Volatility Global Dividend Fund 2014 Annual Report	3

Fund overview (cont’d)

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Stock selection in Japan, the commodity-sensitive region of Australia and Canada and in Emerging Markets was the primary contributor to performance for the period. An underweight to Emerging Markets, which underperformed the Fund’s benchmark, also contributed, as did an overweight to Japanese Health Care, which was the best performing sector in that region. At the stock level, the strongest contributors were Intel Corp., Frontier Communications Corp. and Dr. Pepper Snapple Group Inc. which each returned more than 45% for the reporting period.

Q. What were the leading detractors from performance?

A. Country allocation decisions detracted from performance, especially the overweight to Japan which underperformed the benchmark, and an underweight to U.S. Information Technology which was one of the best performing sectors in the U.S. Stock selection in the UK was also a leading detractor from performance. From a specific security perspective, the primary detractor was Suedzucker AG with a negative return of over 46% for the period. Boardwalk Pipeline Partners LP and Wm Morrison Supermarkets PLC were also major detractors, with negative returns of over 57% and 36% respectively, during the reporting period.

Thank you for your investment in QS Batterymarch Managed Volatility Global Dividend Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Batterymarch Financial Management, Inc.

October 21, 2014

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Dividends fluctuate and are subject to change. Dividends represent past performance and there is no guarantee they will continue to be paid. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

4	QS Batterymarch Managed Volatility Global Dividend Fund 2014 Annual Report

Portfolio holdings and breakdowns are as of September 30, 2014 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Intel Corp. (1.3%), Dr. Pepper Snapple Group Inc. (1.1%), Waste Management Inc. (1.1%), AbbVie Inc. (1.1%), Kohl’s Corp. (1.1%), National Bank of Canada (1.1%), Clorox Co. (1.1%), Bank of Montreal (1.0%), Frontier Communications Corp. (1.0%) and Telefonica Deutschland Holding AG (1.0%). Please refer to pages 10 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2014 were: Consumer Staples (21.3%), Financials (17.4%), Telecommunication Services (14.8%), Utilities (14.7%) and Health Care (10.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

ii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

QS Batterymarch Managed Volatility Global Dividend Fund 2014 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2014 and September 30, 2013. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	QS Batterymarch Managed Volatility Global Dividend Fund 2014 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2014 and held for the six months ended September 30, 2014, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[5]
Class FI3	-0.54%	$1,000.00	$994.60	1.30%	$0.25	[4]	Class FI	5.00%	$1,000.00	$1,018.55	1.30%	$6.58
Class IS	3.59	1,000.00	1,035.90	0.85	4.34	[5]	Class IS	5.00	1,000.00	1,020.81	0.85	4.31

[1]	For the six months ended September 30, 2014, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	For the period September 23, 2014 (inception date) to September 30, 2014.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (7), then divided by 365.

[5]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

QS Batterymarch Managed Volatility Global Dividend Fund 2014 Annual Report	7

Fund performance (unaudited)

Average annual total returns[1]
	Class FI†	Class IS
Twelve Months Ended 9/30/14	N/A	8.84%
Inception* through 9/30/14	-0.54%	9.74

Cumulative total returns[1]
Class FI (Inception date of 9/23/14 through 9/30/14)	-0.54%
Class IS (Inception date of 2/28/13 through 9/30/14)	15.92

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception dates for Class FI and IS shares are September 23, 2014 and February 28, 2013, respectively.

8	QS Batterymarch Managed Volatility Global Dividend Fund 2014 Annual Report

Historical performance

Value of $1,000,000 invested in

Class IS Shares of QS Batterymarch Managed Volatility Global Dividend Fund vs. MSCI All Country World Index† — February 2013 - September 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class IS shares of QS Batterymarch Managed Volatility Global Dividend Fund on February 28, 2013, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2014. The hypothetical illustration also assumes a $1,000,000 investment, as applicable, in the MSCI All Country World Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

QS Batterymarch Managed Volatility Global Dividend Fund 2014 Annual Report	9

Schedule of investments

September 30, 2014

QS Batterymarch Managed Volatility Global Dividend Fund

Security	Shares	Value
Common Stocks — 96.9%
Consumer Discretionary — 6.7%
Diversified Consumer Services — 0.4%
Benesse Holdings Inc.	300	$9,847
Hotels, Restaurants & Leisure — 0.9%
McDonald’s Corp.	279	26,452
Household Durables — 0.6%
Berkeley Group Holdings PLC	500	18,238
Media — 2.3%
British Sky Broadcasting Group PLC	1,600	22,878
RTL Group SA	200	17,119
SES	700	24,203
Total Media		64,200
Multiline Retail — 1.1%
Kohl’s Corp.	490	29,905
Specialty Retail — 0.7%
TJX Cos. Inc.	354	20,946
Textiles, Apparel & Luxury Goods — 0.7%
Yue Yuen Industrial Holdings Ltd.	6,500	19,840
Total Consumer Discretionary		189,428
Consumer Staples — 21.3%
Beverages — 2.8%
Asahi Breweries Ltd.	600	17,359
Dr. Pepper Snapple Group Inc.	500	32,155
PepsiCo Inc.	310	28,858
Total Beverages		78,372
Food & Staples Retailing — 6.4%
Aeon Co., Ltd.	1,700	16,926
Delhaize Group	300	20,871
FamilyMart Co., Ltd.	440	16,790
Flowers Foods Inc.	624	11,457
Koninklijke Ahold NV	1,114	18,038
Lawson Inc.	300	20,980
Metro Inc., Class A Shares	305	20,398
Wal-Mart Stores Inc.	336	25,694
Walgreen Co.	265	15,706
William Morrison Supermarkets PLC	4,951	13,508
Total Food & Staples Retailing		180,368
Food Products — 7.0%
Campbell Soup Co.	303	12,947
General Mills Inc.	531	26,789

See Notes to Financial Statements.

10	QS Batterymarch Managed Volatility Global Dividend Fund 2014 Annual Report

QS Batterymarch Managed Volatility Global Dividend Fund

Security	Shares	Value
Food Products — continued
Hormel Foods Corp.	371	$19,066
J.M. Smucker Co.	130	12,869
Kellogg Co.	417	25,687
Kraft Foods Group Inc.	400	22,560
Lindt & Spruengli AG	5	24,987
McCormick & Co. Inc., Non Voting Shares	189	12,644
Nestle SA, Registered Shares	348	25,607
Suedzucker AG	800	12,570
Total Food Products		195,726
Household Products — 3.8%
Church & Dwight Co. Inc.	323	22,662
Clorox Co.	307	29,484
Colgate-Palmolive Co.	244	15,914
Kimberly-Clark Corp.	241	25,924
Procter & Gamble Co.	160	13,398
Total Household Products		107,382
Tobacco — 1.3%
Imperial Tobacco Group PLC	450	19,434
Lorillard Inc.	280	16,775
Total Tobacco		36,209
Total Consumer Staples		598,057
Energy — 1.3%
Oil, Gas & Consumable Fuels — 1.3%
China Petroleum & Chemical Corp., Class H Shares	20,000	17,515
Kinder Morgan Inc.	516	19,784
Total Energy		37,299
Financials — 17.4%
Banks — 4.5%
Bank of Montreal	400	29,441
Canadian Imperial Bank of Commerce	200	17,963
Grupo Financiero Santander Mexico SAB de CV, Class B Shares	7,900	21,382
National Bank of Canada	650	29,617
Toronto-Dominion Bank	580	28,623
Total Banks		127,026
Diversified Financial Services — 0.5%
First Pacific Co., Ltd.	11,829	12,248
Insurance — 9.4%
Admiral Group PLC	900	18,719
Allied World Assurance Co. Holdings AG	372	13,704

See Notes to Financial Statements.

QS Batterymarch Managed Volatility Global Dividend Fund 2014 Annual Report	11

Schedule of investments (cont’d)

September 30, 2014

QS Batterymarch Managed Volatility Global Dividend Fund

Security	Shares	Value
Insurance — continued
Aspen Insurance Holdings Ltd.	330	$14,114
Axis Capital Holdings Ltd.	600	28,398
Hiscox Ltd.	2,241	22,888
PartnerRe Ltd.	260	28,571
RenaissanceRe Holdings Ltd.	210	20,998
Talanx AG	740	24,624
Travelers Cos. Inc.	300	28,182
Validus Holdings Ltd.	620	24,267
W.R. Berkley Corp.	400	19,120
Zurich Insurance Group AG	70	20,882	*
Total Insurance		264,467
Real Estate Investment Trusts (REITs) — 1.5%
American Capital Agency Corp.	720	15,300
Hatteras Financial Corp.	793	14,242
MFA Financial Inc.	1,638	12,744
Total Real Estate Investment Trusts (REITs)		42,286
Real Estate Management & Development —1.5%
Daito Trust Construction Co., Ltd.	200	23,624
Swiss Prime Site AG, Registered Shares	250	18,566
Total Real Estate Management & Development		42,190
Total Financials		488,217
Health Care — 10.8%
Health Care Equipment & Supplies — 1.7%
Abbott Laboratories	571	23,748
Becton, Dickinson & Co.	198	22,534
Total Health Care Equipment & Supplies		46,282
Health Care Providers & Services — 0.6%
Miraca Holdings Inc.	400	16,540
Pharmaceuticals — 8.5%
AbbVie Inc.	521	30,093
Eisai Co., Ltd.	300	12,131
Eli Lilly & Co.	450	29,183
GlaxoSmithKline PLC	950	21,762
Johnson & Johnson	270	28,779
Mitsubishi Tanabe Pharma Corp.	800	11,736
Novartis AG, Registered Shares	281	26,534
Otsuka Holdings KK	800	27,572
Roche Holding AG	75	22,240

See Notes to Financial Statements.

12	QS Batterymarch Managed Volatility Global Dividend Fund 2014 Annual Report

QS Batterymarch Managed Volatility Global Dividend Fund

Security	Shares	Value
Pharmaceuticals — continued
Teva Pharmaceutical Industries Ltd., ADR	538	$28,918
Total Pharmaceuticals		238,948
Total Health Care		301,770
Industrials — 7.2%
Aerospace & Defense — 2.0%
Lockheed Martin Corp.	158	28,879
Raytheon Co.	270	27,438
Total Aerospace & Defense		56,317
Airlines — 1.0%
Japan Airlines Co., Ltd.	1,000	27,353
Commercial Services & Supplies — 1.1%
Waste Management Inc.	650	30,894
Industrial Conglomerates — 0.9%
Jardine Matheson Holdings Ltd.	400	23,840
Professional Services — 0.9%
Dun & Bradstreet Corp.	219	25,726
Road & Rail — 0.8%
West Japan Railway Co.	500	22,382
Transportation Infrastructure — 0.5%
Beijing Capital International Airport Co., Ltd.	20,000	15,300
Total Industrials		201,812
Information Technology — 2.9%
Semiconductors & Semiconductor Equipment — 1.3%
Intel Corp.	1,080	37,606
Software — 0.6%
Broadridge Financial Solutions Inc.	390	16,236
Technology Hardware, Storage & Peripherals — 1.0%
International Business Machines Corp.	145	27,525
Total Information Technology		81,367
Materials — 0.9%
Containers & Packaging — 0.9%
Bemis Co. Inc.	680	25,853
Telecommunication Services — 14.3%
Diversified Telecommunication Services — 10.0%
AT&T Inc.	700	24,668
BCE Inc.	506	21,637
Bezeq Israeli Telecommunication Corp., Ltd.	11,148	19,254
CenturyLink Inc.	690	28,214
Chunghwa Telecom Co., Ltd., ADR	456	13,666
Frontier Communications Corp.	4,500	29,295

See Notes to Financial Statements.

QS Batterymarch Managed Volatility Global Dividend Fund 2014 Annual Report	13

Schedule of investments (cont’d)

September 30, 2014

QS Batterymarch Managed Volatility Global Dividend Fund

Security	Shares	Value
Diversified Telecommunication Services — continued
HKT Trust and HKT Ltd.	20,000	$24,160
Nippon Telegraph & Telephone Corp.	300	18,658
Swisscom AG, Registered Shares	45	25,571
TDC A/S	2,600	19,746
Telefonica Deutschland Holding AG	5,600	29,283	(a)
Verizon Communications Inc.	512	25,595
Total Diversified Telecommunication Services		279,747
Wireless Telecommunication Services — 4.3%
China Mobile Ltd.	1,949	22,503
KDDI Corp.	400	24,046
NTT DoCoMo Inc.	1,400	23,366
Rogers Communications Inc., Class B Shares	600	22,458
StarHub Ltd.	4,000	12,918
Vodafone Group PLC	4,636	15,362
Total Wireless Telecommunication Services		120,653
Total Telecommunication Services		400,400
Utilities — 14.1%
Electric Utilities — 5.0%
Cheung Kong Infrastructure Holdings Ltd.	1,557	10,938
CLP Holdings Ltd.	1,433	11,498
Duke Energy Corp.	217	16,225
Huaneng Power International Inc., Class H Shares	22,000	24,026
Pinnacle West Capital Corp.	450	24,588
Power Assets Holdings Ltd.	1,343	11,891
PPL Corp.	481	15,796
Southern Co.	297	12,964
Spark Infrastructure Group	8,434	13,587
Total Electric Utilities		141,513
Gas Utilities — 0.8%
Osaka Gas Co., Ltd.	3,000	12,055
Tokyo Gas Co., Ltd.	2,000	11,242
Total Gas Utilities		23,297
Independent Power and Renewable Electricity Producers — 0.5%
Tractebel Energia SA	900	12,652
Multi-Utilities — 5.4%
Centrica PLC	4,600	22,954
CMS Energy Corp.	815	24,173
Consolidated Edison Inc.	225	12,748
DTE Energy Co.	178	13,542

See Notes to Financial Statements.

14	QS Batterymarch Managed Volatility Global Dividend Fund 2014 Annual Report

QS Batterymarch Managed Volatility Global Dividend Fund

Security	Shares	Value
Multi-Utilities — continued
PG&E Corp.	297	$13,377
TECO Energy Inc.	1,390	24,158
Wisconsin Energy Corp.	576	24,768
Xcel Energy Inc.	509	15,474
Total Multi-Utilities		151,194
Water Utilities — 2.4%
American Water Works Co. Inc.	369	17,797
Guangdong Investment Ltd.	18,000	21,026
Severn Trent PLC	900	27,386
Total Water Utilities		66,209
Total Utilities		394,865
Total Common Stocks (Cost — $2,410,041)		2,719,068
Preferred Stocks — 1.1%
Telecommunication Services — 0.5%
Diversified Telecommunication Services — 0.5%
Telefonica Brasil SA	700	13,842
Utilities — 0.6%
Electric Utilities — 0.6%
Companhia Energetica de Minas Gerais	2,599	15,916
Total Preferred Stocks (Cost — $34,634)		29,758
	Shares/Units
Master Limited Partnerships — 1.7%
Liquids Transportation & Storage — 0.6%
Buckeye Partners LP	206	16,406
Natural Gas Transportation & Storage — 0.7%
TC Pipelines LP	290	19,636
Oil, Gas and Consumable Fuels — 0.4%
Natural Resource Partners LP	810	10,562
Total Master Limited Partnerships (Cost — $41,646)		46,604
Total Investments before Short-term Investments (Cost — $2,486,321)		2,795,430

	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.2%
Repurchase Agreements — 0.2%
Interest in $1,332,731,000 joint tri-party repurchase agreement dated 9/30/14 with RBS Securities Inc.; Proceeds at maturity — $6,000; (Fully collateralized by various U.S. government obligations, 0.125% to 3.875% due 4/15/15 to 2/15/44; Market value — $6,120) (Cost — $6,000)	0.001%	10/1/14	$6,000	6,000
Total Investments — 99.9% (Cost — $2,492,321#)				2,801,430
Other Assets in Excess of Liabilities — 0.1%				3,701
Total Net Assets — 100.0%				$2,805,131

See Notes to Financial Statements.

QS Batterymarch Managed Volatility Global Dividend Fund 2014 Annual Report	15

Schedule of investments (cont’d)

September 30, 2014

QS Batterymarch Managed Volatility Global Dividend Fund

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

#	Aggregate cost for federal income tax purposes is $2,504,310.

Abbreviation used in this schedule:
ADR —	American Depositary Receipts

Summary of Investments by Country** (unaudited)
United States	50.4%
Japan	11.1
United Kingdom	7.2
Canada	6.1
Switzerland	5.9
Hong Kong	4.1
China	3.6
Germany	2.4
Israel	1.7
Brazil	1.5
Luxembourg	1.5
Mexico	0.8
Belgium	0.7
Denmark	0.7
Netherlands	0.6
Taiwan	0.5
Australia	0.5
Singapore	0.5
Short-Term Investments	0.2
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2014 and are subject to change.

See Notes to Financial Statements.

16	QS Batterymarch Managed Volatility Global Dividend Fund 2014 Annual Report

Statement of assets and liabilities

September 30, 2014

Assets:
Investments, at value (Cost — $2,492,321)	$2,801,430
Foreign currency, at value (Cost — $2,782)	2,773
Cash	394
Receivable from investment manager	23,101
Dividends receivable	11,205
Prepaid expenses	28,249
Total Assets	2,867,152

Liabilities:
Trustees’ fees payable	29
Accrued expenses	61,992
Total Liabilities	62,021
Total Net Assets	$2,805,131

Net Assets:
Par value (Note 7)	$3
Paid-in capital in excess of par value	2,403,999
Undistributed net investment income	10,393
Accumulated net realized gain on investments and foreign currency transactions	81,853
Net unrealized appreciation on investments and foreign currencies	308,883
Total Net Assets	$2,805,131

Shares Outstanding:
Class FI	906
Class IS	256,672

Net Asset Value:
Class FI (and redemption price)	$10.98
Class IS (and redemption price)	$10.89

See Notes to Financial Statements.

QS Batterymarch Managed Volatility Global Dividend Fund 2014 Annual Report	17

Statement of operations

For the Year Ended September 30, 2014

Investment Income:
Dividends	$150,704
Interest	29
Less: Foreign taxes withheld	(5,840)
Total Investment Income	144,893

Expenses:
Registration fees	55,950
Shareholder reports	48,380
Offering costs	25,134
Audit and tax fees	23,955
Investment management fee (Note 2)	23,820
Legal fees	23,316
Custody fees	20,527
Fund accounting fees	18,801
Transfer agent fees (Note 5)	4,926
Trustees’ fees	281
Insurance	278
Miscellaneous expenses	5,034
Total Expenses	250,402
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(219,252)
Net Expenses	31,150
Net Investment Income	113,743

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	77,924
Foreign currency transactions	2,099
Net Realized Gain	80,023
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	46,936
Foreign currencies	(278)
Change in Net Unrealized Appreciation (Depreciation)	46,658
Net Gain on Investments and Foreign Currency Transactions	126,681
Increase in Net Assets from Operations	$240,424

See Notes to Financial Statements.

18	QS Batterymarch Managed Volatility Global Dividend Fund 2014 Annual Report

Statements of changes in net assets

For the Years Ended September 30,	2014	2013†

Operations:
Net investment income	$113,743	$54,093
Net realized gain	80,023	39,607
Change in net unrealized appreciation (depreciation)	46,658	55,108
Increase in Net Assets From Operations	240,424	148,808

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(121,401)	(42,500)
Net realized gains	(40,110)	—
Decrease in Net Assets From Distributions to Shareholders	(161,511)	(42,500)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	2,911,710	2,306,402
Reinvestment of distributions	161,511	42,500
Cost of shares repurchased	(2,802,213)	—
Increase in Net Assets From Fund Share Transactions	271,008	2,348,902
Increase in Net Assets	349,921	2,455,210

Net Assets:
Beginning of year	2,455,210	—
End of year*	$2,805,131	$2,455,210
*Includesundistributed net investment income of:	$10,393	$14,364

†	For the period February 28, 2013 (inception date) to September 30, 2013.

See Notes to Financial Statements.

QS Batterymarch Managed Volatility Global Dividend Fund 2014 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class FI Shares[1]	2014[2]

Net asset value, beginning of period	$11.04

Income (loss) from operations:
Net investment income	0.01
Net realized and unrealized loss	(0.07)
Total loss from operations	(0.06)

Net asset value, end of period	$10.98
Total return[3]	(0.54)%

Net assets, end of period (000s)	$10

Ratios to average net assets:
Gross expenses[4]	11.92%
Net expenses[4,5,6,7]	1.30
Net investment income[4]	6.76

Portfolio turnover rate	76%[8]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 23, 2014 (inception date) to September 30, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	For the year ended September 30, 2014.

See Notes to Financial Statements.

20	QS Batterymarch Managed Volatility Global Dividend Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2014	2013[2]

Net asset value, beginning of year	$10.46	$10.00

Income from operations:
Net investment income	0.33	0.23
Net realized and unrealized gain	0.57	0.41
Total income from operations	0.90	0.64

Less distributions from:
Net investment income	(0.39)	(0.18)
Net realized gains	(0.08)	—
Total distributions	(0.47)	(0.18)

Net asset value, end of year	$10.89	$10.46
Total return[3]	8.84%	6.50%

Net assets, end of year (000s)	$2,795	$2,455

Ratios to average net assets:
Gross expenses	6.83%	13.02%[4]
Net expenses[5,6,7]	0.85	0.85 [4]
Net investment income	3.10	3.81 [4]

Portfolio turnover rate	76%	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 28, 2013 (inception date) to September 30, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS Batterymarch Managed Volatility Global Dividend Fund 2014 Annual Report	21

Notes to financial statements

1. Organization and significant accounting policies

QS Batterymarch Managed Volatility Global Dividend Fund (formerly, Legg Mason Batterymarch Managed Volatility Global Dividend Fund ) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

22	QS Batterymarch Managed Volatility Global Dividend Fund 2014 Annual Report

Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

QS Batterymarch Managed Volatility Global Dividend Fund 2014 Annual Report	23

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$2,719,068	—	—	$2,719,068
Preferred stocks	29,758	—	—	29,758
Master limited partnerships	46,604	—	—	46,604
Total long-term investments	$2,795,430	—	—	$2,795,430
Short-term investments†	—	$6,000	—	6,000
Total investments	$2,795,430	$6,000	—	$2,801,430

†	See Schedule of Investments for additional detailed categorizations.

For the year ended September 30, 2014, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2014, securities valued at $710,581 were transferred from Level 2 to Level 1 within the fair value hierarchy.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes

24	QS Batterymarch Managed Volatility Global Dividend Fund 2014 Annual Report

in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation

QS Batterymarch Managed Volatility Global Dividend Fund 2014 Annual Report	25

Notes to financial statements (cont’d)

(i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(h) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Offering costs. Costs incurred by the Fund in connection with the commencement of the Fund’s operations are being amortized on a straight line basis over twelve months.

(k) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

26	QS Batterymarch Managed Volatility Global Dividend Fund 2014 Annual Report

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$3,127	—	$(3,127)
(b)	560	$(560)	—

(a)	Reclassifications are due to non-deductible offering costs.

(b)	Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes and book/tax differences in the treatment of various items.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Batterymarch Financial Management, Inc. (formerly, Batterymarch Financial Management, Inc.) (“QS Batterymarch”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, QS Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays QS Batterymarch and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI and Class IS shares did not exceed 1.30% and 0.85%, respectively. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

QS Batterymarch Managed Volatility Global Dividend Fund 2014 Annual Report	27

Notes to financial statements (cont’d)

During the year ended September 30, 2014, fees waived and/or expenses reimbursed amounted to $219,252.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of September 30, 2014, Legg Mason and its affiliates owned 95% of the Fund.

3. Investments

During the year ended September 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$2,998,238
Sales	2,719,722

At September 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$405,457
Gross unrealized depreciation	(108,337)
Net unrealized appreciation	$297,120

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended September 30, 2014, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of Class FI shares. Service and distribution fees are accrued daily and paid monthly.

28	QS Batterymarch Managed Volatility Global Dividend Fund 2014 Annual Report

For the year ended September 30, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees		Transfer Agent Fees
Class FI1	$0	*	$0	*
Class IS	—		4,926
Total	$0	*	$4,926

*	Value is less than $1.
[1]	For the period September 23, 2014 (inception date) to September 30, 2014.

For the year ended September 30, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class FI1	$20
Class IS	219,232
Total	$219,252
[1]	For the period September 23, 2014 (inception date) to September 30, 2014.

6. Distributions to shareholders by class

	Year Ended September 30, 2014	Period Ended September 30, 2013
Net Investment Income:
Class FI1	—	—
Class IS	$121,401	$42,500	[2]
Total	$121,401	$42,500	[2]

Net Realized Gains:
Class FI1	—	—
Class IS	$40,110	—
Total	$40,110	—

[1]	For the period September 23, 2014 (inception date) to September 30, 2014.
[2]	For the period February 28, 2013 (inception date) to September 30, 2013.

7. Shares of beneficial interest

At September 30, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

QS Batterymarch Managed Volatility Global Dividend Fund 2014 Annual Report	29

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended September 30, 2014		Period Ended September 30, 2013
	Shares	Amount	Shares		Amount
Class FI1
Shares sold	906	$10,000	—		—
Shares issued on reinvestment	—	—	—		—
Shares repurchased	—	—	—		—
Net increase	906	$10,000	—		—

Class IS
Shares sold	271,055	$2,901,710	230,630	[2]	$2,306,402	[2]
Shares issued on reinvestment	15,218	161,511	4,187	[2]	42,500	[2]
Shares repurchased	(264,418)	(2,802,213)	—		—
Net increase	21,855	$261,008	234,817	[2]	$2,348,902	[2]

[1]	For the period September 23, 2014 (inception date) to September 30, 2014.
[2]	For the period February 28, 2013 (inception date) to September 30, 2013.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2014	2013
Distributions paid from:
Ordinary income	$155,113	$42,500
Net long-term capital gains	6,398	—
Total distributions paid	$161,511	$42,500

As of September 30, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$23,149
Undistributed long-term capital gains — net	92,617
Total undistributed earnings	$115,766
Other book/tax temporary differences(a)	(11,531)
Unrealized appreciation (depreciation)(b)	296,894
Total accumulated earnings (losses) — net	$401,129

(a)

Other book/tax temporary differences are attributable to book/tax differences in passive activity losses disallowed for tax purposes on partnership interests and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to book/tax differences in the treatment of partnership investments.

30	QS Batterymarch Managed Volatility Global Dividend Fund 2014 Annual Report

Report of independent registered public

accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of QS Batterymarch Managed Volatility Global Dividend Fund (formerly, Legg Mason Batterymarch Managed Volatility Global Dividend Fund) (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the period from February 28, 2013 (inception date) to September 30, 2013, and the financial highlights for the year or period in the year then ended and for the period from February 28, 2013 (inception date) to September 30, 2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of QS Batterymarch Managed Volatility Global Dividend Fund as of September 30, 2014, and the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the period from February 28, 2013 (inception date) to September 30, 2013, and the financial highlights for the year or period in the year then ended and for the period from February 28, 2013 (inception date) to September 30, 2013, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 13, 2014

QS Batterymarch Managed Volatility Global Dividend Fund 2014 Annual Report	31

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Batterymarch Managed Volatility Global Dividend Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

32	QS Batterymarch Managed Volatility Global Dividend Fund

Independent Trustees cont’d
Althea L. Duersten[3]
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (1993 to 2011)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998; since 2000 and since 2013
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

QS Batterymarch Managed Volatility Global Dividend Fund	33

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (35 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

34	QS Batterymarch Managed Volatility Global Dividend Fund

Interested Trustee and Officer
Kenneth D. Fuller[4]
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 170 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and
Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	158
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

QS Batterymarch Managed Volatility Global Dividend Fund	35

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

36	QS Batterymarch Managed Volatility Global Dividend Fund

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Manager of Fund Administration at UBS Global Asset Management (prior to 2007)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Effective April 1, 2014, Ms. Duersten became a Trustee.

[4]	Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

QS Batterymarch Managed Volatility Global Dividend Fund	37

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2014:

Record date:	12/11/2013	12/24/2013	3/27/2014	6/26/2014	9/29/2014
Payable date:	12/12/2013	12/26/2013	3/28/2014	6/27/2014	9/30/2014
Ordinary income:
Qualified dividend income for individuals	50.47%	67.80%	93.36%	93.36%	93.36%
Dividends qualifying for the dividends
received deduction for corporations	18.87%	41.11%	36.93%	36.93%	36.93%
Long-term capital gain dividend	$0.01320	—	—	—	—

Please retain this information for your records.

38	QS Batterymarch Managed Volatility Global Dividend Fund

QS Batterymarch

Managed Volatility Global

Dividend Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten*

Kenneth D. Fuller

President

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective April 1, 2014, Ms. Duersten became a Trustee.

QS Batterymarch Managed Volatility Global Dividend Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

QS Batterymarch Managed Volatility Global Dividend Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Batterymarch Managed Volatility Global Dividend Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

BATX015994 11/14 SR14-2342

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2013 and September 30, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $134,800 in 2013 and $187,500 in 2014

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $6,000 in 2013 and $4 in 2014. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $27,800 in 2013 and $16,000 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2013 and 2014; Tax Fees were 100% and 100% for 2013 and 2014; and Other Fees were 100% and 100% for 2013 and 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2014.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Althea L. Duersten
Frank G. Hubbard
Howard J. Johnson
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	November 21, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	November 21, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 21, 2014